TRADE-MARK LICENSE (NORTH AMERICA)

THIS  AGREEMENT  made  the  8  day  of  August,  2000.

BETWEEN:

Merlin Software Technologies Inc. a company incorporated pursuant to the law of the Province of British Columbia, having its head office at 6450 Roberts Street, Burnaby, British Columbia, V5G 4E1.

(herein  the  "Licensor")

                                                               OF THE FIRST PART

AND:

Merlinesque, a company incorporated pursuant the laws of the State of Nevada, USA, having its head office at 98 Strong Road, Anmore British Columbia V3H 3C8

(herein  the  "Licensee")

                                                              OF THE SECOND PART

WITNESSES  THAT  WHEREAS:

A. The Licensor is the owners of the trade-marks (the "Marks") identified on Schedule "A" attached, which Marks are the subject of applications for registration in the United States and Canada, as set forth on the said Schedule "A" ("the Applications");

B. The Licensee wishes to acquire a license to use the Marks and any resulting trademark registrations in the United States and Canada;

NOW THEREFORE, in consideration of the payment of $1.00 (one dollar) by the Licensee to the Licensor and other good and valuable consideration, the above par-ties agree as follows:

1.          GRANT  OF  LICENSE

1.1 The Licensor grants an exclusive license to the Licensee for an annual fee not to exceed $1.00 payable by the Licensee to the Licensor. The Licensor grants this licence from August 8, 2000 for an indefinite term (the "Ten-n"), but subject to termination as provided for herein, to use the Marks in Canada and the United States, in relation to the Licensee's business of manufacture and sale of childrens' toys, games, clothing, furniture, books, puzzles, computer games, animation film or videos, television programs and radio programs (the "Wares and Services") in accordance with such standards, specifications and quality of all products or services sold or delivered in association with the Marks (the "Standards") which the Licensor may direct from time to time. The license granted will also include the rights of the Licensor

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arising  under the Applications. The Licensee acknowledges that the Licensor has direct control over the character and quality of the Wares and Services by virtue of the license granted hereunder.

1.3 The Licensee agrees not to use the Marks or any rights conferred to under this agreement, in association with any computer or computer software related business, whether directly or indirectly, which is competitive to a product or service sold or distributed by the Licensor.

1.4          The  Licensee  agrees that during the Term of this license it will:

(a) maintain the Standards as advised by the Licensor of them and will make no changes to them without the express approval of the Licensor;

(b) comply with all governmental regulations with respect to its use of the Marks in association with the Wares and Services;

(c) at the Licensor's request, provide the Licensor with samples of how the Marks are used in association with the Wares and Services, and permit the Licensor to inspect all aspects of the business of the Licensor, in order to ensure that the Standards are being met;

(d) the Licensee agrees that the manner of use and display of the Marks shall conform to the standards set by, and be under the control of the Licensor;

(e) the Licensee shall comply with all applicable laws relating to advertising and promotions in connection with the Marks;

(f) the Licensee shall reasonably cooperate with Licensor at Licensor's expense in the procurement and maintenance of any registration or recordal relating to the Applications, including but not limited to the provision of information, specimens of use and signatures as Licensor may reasonably require.

1.5 The Licensee will, upon request by the Licensor, provide public notice in such manner as reasonably required by the Licensor or by applicable laws and shall include all notices, markings and legends in order to give appropriate notice from time to time that the Marks are owned by the Licensor and that the use of the Marks by the Licensee is a licensed use.

1.6 The failure of the Licensee to maintain the Standards will, upon reasonable opportunity and notice from the Licensor to cure, be grounds for immediate termination by the Licensor of this license, without further notice to the Licensee.

1.7          The  Licensee  acknowledges  and  agrees  that:

(a) the Marks and all goodwill, associated therewith, and all Applications and registrations thereof, are owned solely by Licensor, and Licensee shall never directly or indirectly contest such ownership;

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(b)     all  use  of  the  Marks  shall inure solely to the benefit of and be on behalf  of  Licensor;

(c) the Marks and all Applications and registrations thereof are valid, and Licensee shall never directly or indirectly contest their validity;

(d) the License granted herein is not intended to be and shall not be construed as an assignment; and, further, that nothing herein confers on Licensee any night, title or interest in the Marks other than the limited right to use same in accordance with this Agreement;

(e) the Licensee shall not do or cause to be done, or omit to do or be done, anything impairing or intending to impair any of the rights of Licensor in the Marks;

(f) the Licensee's failure to cease use of the Marks upon termination of this Agreement unless otherwise permitted herein shall constitute infringement and dilution of the Marks and entitle Licensor, without limitation, to equitable relief by way of temporary restraining order and/or preliminary or permanent injunction;

(g) the Licensee's foregoing acknowledgments, covenants and admissions shall survive the termination of this Agreement for any reason; and,

2.          ENFORCEMENT

2.1 The Licensee will notify the Licensor of any infringement of the Marks, and will assist the Licensor in every way to enforce any rights under the Applications and any resulting registrations of the Marks in any infringement action brought by the Licensor.

2.2 The Licensee will not call upon the Licensor to bring proceedings against third party infringers of the Marks and will not initiate such proceedings itself without the prior written consent of the Licensor, and hereby waives any such rights which the Licensee may have pursuant to Section 50(3) of the Trade-Marks Act (Canada), or any successor legislation.

3.          TERMINATION

3.1 In addition to the provisions set forth in Clause 1.6, the Licensor may, at any time and without notice to the Licensee, terminate this license in the event of any of the following:

(a) subject to Clause 1.6 above, any material default or breach by the Licensee of any of its covenants, obligations and agreements;

(b) if the Licensor, in good faith, reasonably believes that the Licensee is, or is about to become, insolvent;

(c) if the Licensee makes an arrangement with its creditors or seeks protection from its creditors under any bankruptcy, insolvency or other similar legislation;

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(d)     if a receiver or receiver manager is appointed over all or substantially all  of  the  assets  of  the  Licensee;  or

(e) if any regulatory authority governing a party requires such party to discontinue using the Marks or cease doing business.

3.2 The right of termination provided for in Clause 3.1 will be in addition to, and not in substitution of, any other right or remedy of the Licensor in any of the events set out in Clause 3.1.

3.3 Notwithstanding anything contained in this Agreement, the Licensor may terminate this Licence by giving to the Licensee sixty days prior written notice.

4.          GENERAL

4.1 This Agreement will be governed by and construed in accordance with the laws of British Columbia.

4.2 The Licensee will not be entitled to assign or sublicence any of its rights, covenants, obligations or agreements to any other party without the prior written consent of the Licensor.

4.3 The parties will execute and deliver all such further documents, do or cause to be done all such further acts and things, and give all such further assurances as are necessary to give fall effect to the provisions and intent of this Agreement.

IN WITNESS WHEREOF the parties have signed this Agreement as of the date first above written.

Merlin  Software  Technologies  Inc.

Per:     /s/  signed
         -----------
         Authorized  Signatory

Merlinesque

Per:     /s/  signed
         -----------
         Authorized  Signatory


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                                  SCHEDULE "A"

1.     Application

Country:             United  States

Application  No.     75/755755

Application  Date:   July  20,  1999

Applicant:           Merlin  Software  Technologies  Inc.

Trade-mark           Penguin  Wizard  Design

Wares: (1) Soft and hard, mechanical and non-mechanical, computerized and non-computerized children's toys and figurines; computer software for desktop, client and server applications for computer systems and computer peripherals including Internet applications.

Services:           Marketing, manufacturing and selling of children's toys
                    and games, computer  software  and  hardware  services.

2.     Application

Country:            Canada

Application  No.    1060637

Application  Date:  May  25,  2000

Applicant:          Merlin  Software  Technologies  Inc.

Trade-mark          Penguin  Wizard  Design

Wares: (1) Soft and hard, mechanical and non-mechanical, computerized and non-computerized children's toys and figurines; computer software for desktop, client and server applications for computer systems and computer peripherals including Internet applications.

Services:           Marketing, manufacturing and selling of children's toys
                    and games, computer  software  and  hardware  services.